Exhibit 1

                             JOINT FILING AGREEMENT

           In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of this Amendment No. 1 to the statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $0.001 per share, of Tengasco, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 28th day of March, 2005.


Dated:  March 28, 2005


                           SC FUNDAMENTAL VALUE FUND, L.P.

                           By:  SC Fundamental LLC, as General Partner

                           By:  /s/ Neil H. Koffler
                                ------------------------------------------------
                                Neil H. Koffler, Member

                           SC FUNDAMENTAL LLC

                           By:  /s/ Neil H. Koffler
                                ------------------------------------------------
                                Neil H. Koffler, Member

                           SC FUNDAMENTAL VALUE BVI, LTD.

                           By: SC Fundamental BVI, Inc., as managing general partner of investment manager


                           By:  /s/ Neil H. Koffler
                                ------------------------------------------------
                                Neil H. Koffler, Vice President

                           SC-BVI PARTNERS

                           By: SC Fundamental BVI, Inc., as managing general partner

                           By:  /s/ Neil H. Koffler
                                ------------------------------------------------
                                Neil H. Koffler, Vice President

                           PMC-BVI, INC.

                           By:  /s/ Peter M. Collery
                                ------------------------------------------------
                                Peter M. Collery, President

                           SC FUNDAMENTAL BVI, INC.

                           By:  /s/ Neil H. Koffler
                                ------------------------------------------------
                                Neil H. Koffler, Vice President

                           /s/ Neil H. Koffler
                          ------------------------------------------------------
                           Neil H. Koffler as Attorney-in-Fact for
                           Peter M. Collery (1)

                          /s/ Neil H. Koffler
                          ------------------------------------------------------
                           Neil H. Koffler


                           /s/ Neil H. Koffler
                          ------------------------------------------------------
                           Neil H. Koffler as Attorney-in-Fact for
                           John T. Bird




(1) Executed by Neil H. Koffler as Attorney-in-Fact Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 2 to the Statement on
     Schedule 13G with respect to the Class A Common Stock of Winmill & Co. Incorporated, filed on November 26, 2003, and is incorporated herein by reference.


(2) Executed by Neil H. Koffler as Attorney-in-Fact for John T. Bird. The Power of Attorney for Mr. Bird is attached as Exhibit No. 3 hereto.